Exhibit 99.1

Supermicro Announces Fourth Quarter and Full Year Fiscal Year 2020
Financial Results and Stock Repurchase Authorization

SAN JOSE, Calif. -- August 11, 2020 (BUSINESS WIRE) -- Super Micro Computer, Inc. (Nasdaq: SMCI), a global leader in high-performance, high-efficiency server and storage technology and green computing, today announced fourth quarter and full-year financial results for fiscal year 2020 ended June 30, 2020.

Fourth Quarter of Fiscal Year 2020 Highlights

•	Net sales of $896 million versus $772 million in the third quarter of fiscal year 2020 and $854 million in the same quarter of last year.

•	Gross margin of 13.8% versus 17.3% in the third quarter of fiscal year 2020 and 15.5% in the same quarter of last year.

•	Net income of $18 million versus $16 million in the third quarter of fiscal year 2020 and $24 million in the same quarter of last year.

•	Diluted net income per common share of $0.34 versus $0.29 in the third quarter of fiscal year 2020 and $0.46 in the same quarter of last year.

•	Non-GAAP diluted net income per common share of $0.68 versus $0.84 in the third quarter of fiscal year 2020 and $0.69 in the same quarter of last year.

•	Cash flow used in operations of $96 million and capital expenditures of $9 million.

Non-GAAP gross margin for the fourth quarter of fiscal year 2020 was 14.0%, which adds back stock-based compensation expense of $0.4 million, one-time employee performance bonuses of $1.2 million, and certain other expenses. Non-GAAP diluted net income per common share for the fourth quarter of fiscal year 2020 was $0.68, which adds back stock-based compensation expense of $5.4 million, one-time employee performance bonuses of $17.4 million, controls remediation costs of $1.0 million and other expenses of $0.7 million, less tax effects of $5.1 million.

As of June 30, 2020, total cash, cash equivalents and restricted cash was $212 million and bank debt was $29 million.

Fiscal Year 2020 Summary
Net sales for the fiscal year ended June 30, 2020, were $3.34 billion versus $3.50 billion for the fiscal year ended June 30, 2019. Net income for fiscal year 2020 was $84 million, or $1.60 per diluted share, versus $72 million, or $1.39 per diluted share, for fiscal year 2019. Non-GAAP net income for the fiscal year 2020 was $150 million, or $2.77 per diluted share, versus $134 million, or $2.51 per diluted share, for fiscal year 2019. Non-GAAP net income for the fiscal year 2020 adds back stock-based compensation expense of $20.2 million, one-time employee performance bonuses of $27.7 million, legal settlement costs of $17.5 million, controls remediation costs of $13.9 million, and other expenses of $0.7 million, less tax effects of $14.0 million.

Business Outlook and Management Commentary
The Company expects net sales of $720 million to $800 million, GAAP net income per diluted share of $0.03 to $0.27 and non-GAAP net income per diluted share of $0.10 to $0.35 for the first quarter of fiscal year 2021 ending September 30, 2020. The company’s projections for GAAP and non-GAAP net income per diluted share both assume a tax rate of approximately 18% and a fully diluted share count of 56.3 million shares. The outlook for Q1 of fiscal year 2021 GAAP net income per diluted share includes approximately $5.0 million in expected stock-based compensation expense, one-time employee performance bonuses and controls remediation expenses, and other expense that are excluded from non-GAAP net income per diluted share.

"Our 5% year-over-year Q4 revenue growth in a very dynamic business environment demonstrates our continuing market engagement in Edge applications and with internet data center customers, both of which grew double-digits year-on-year,” said Charles Liang, Chairman and Chief Executive Officer. “We also delivered Q4 non-GAAP EPS that was relatively stable year-on-year despite elevated costs resulting from the impact of COVID-19 on our operations. While our Q1 outlook reflects continued pressures from unprecedented market developments, we are very encouraged as we look to the future, as the digital world continues to progress, evolve, and grow. We are using this period of disruption as an opportunity to invest in long-term growth and optimize our workforce and strategy. A key strategic action we are taking is shifting a greater portion of our operations and R&D to our Taiwan campus, which will result in lower costs. We remain committed to re-accelerating our revenue growth and resuming our long history of market share gain.”

Share Repurchase Authorization

The Company also announced today that, its Board of Directors has authorized a stock repurchase program pursuant to which the Company may repurchase up to $30 million of its common stock. The stock repurchase program is effective until December 31, 2020 or until the maximum amount of common stock is repurchased.

“By implementing this stock repurchase program, we can utilize our cash on hand to increase stockholder value while maintaining sufficient cash resources to fund our operations. The stock repurchase program reflects our ongoing commitment to improving the value of our common stock,” said Charles Liang, Chairman and CEO of the Company.

Stock repurchases may be made from time to time at prevailing prices in the open market, including pursuant to a Rule 10b5-1 plan. There can be no assurance of how many shares will be repurchased, and the repurchase program may be suspended for periods or discontinued at any time. The timing and amount of any shares repurchased will be determined based on an evaluation of market conditions and other factors. Share repurchases will be funded with cash on hand.

The Company had approximately 52,436,981 shares of common stock outstanding on August 10, 2020.

Conference Call and Webcast Information
The Company will hold a phone conference to answer questions from institutional investors and financial analysts beginning at 2:00 p.m. Pacific Time (PT) on August 11, 2020.

The conference call can be accessed by registering online at:
http://www.directeventreg.com/registration/event/1269132

After registering, a confirmation will be sent through email, including dial-in details and unique conference call codes. Registration is open up to the time of the live call, but to ensure connection for the entire call, it is recommended that participants register at least 10 minutes before the start of the call.

The webcast can be accessed by registering online at:
https://event.on24.com/wcc/r/2520942/CE280B9580467B7EEFD5180716B005EC

A replay of the webcast will be available shortly after the call for one year at ir.supermicro.com.

Cautionary Statement Regarding Forward Looking Statements
Statements contained in this press release that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, the first quarter of the fiscal year 2021 guidance and the ability to execute on the company strategy during the global COVID-19 pandemic. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated, including: (i) the global COVID-19 pandemic continues to present significant uncertainties for all parts of our business including our supply chain, our production operations and customer demand, (ii) our quarterly operating results may fluctuate, which could cause rapid declines in our stock price, (iii) as we increasingly target larger customers and larger sales opportunities, our customer base may become more concentrated, our cost of sales may increase, our margins may be lower and our sales may be less predictable, (iv) if we fail to meet publicly announced financial guidance or other expectations about our business, our stock could decline in value, (v) the average sales prices for our server solutions could decline if customers do not continue to purchase our latest generation products or additional components, and (vi) adverse economic conditions may harm our business. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in our filings with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in such filings, particularly in our Annual Report on Form 10-K for our fiscal year ended June 30, 2019 and our Quarterly Report on Form 10-Q for our quarterly period ended March 31, 2020.

Use of Non-GAAP Financial Measures
Non-GAAP gross margin discussed in this press release adds back stock-based compensation expense, one-time employee performance bonuses and other expenses. Non-GAAP operating expenses discussed in this press release adds back stock-based compensation expense, legal settlement costs, one-time employee performance bonuses, other expenses, and controls remediation. Non-GAAP income from operations discussed in this press release adds back stock-based compensation expense, legal settlement costs, one-time employee performance bonuses, other expenses and controls remediation. Non-GAAP diluted net income and non-GAAP net income per common share discussed in this press release adds back stock-based compensation expense, one-time employee performance bonuses, legal settlement costs, other expenses, controls remediation, impairment of investment, and less the related tax effects of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. A reconciliation of gross margin to non-GAAP gross margin and from diluted net income per common share to non-GAAP diluted net income per common share is included in the tables below.

Financial Statements are Preliminary
As the Company has not yet finished its year-end annual close procedures, and the audit of its fiscal year 2020 consolidated financial statements is not complete, the anticipated financial information presented in this press release is preliminary, subject to final year-end closing adjustments, and may change materially. The information presented above has not been audited by the Company’s independent accountants, should not be considered a substitute for audited financial statements, and should not be regarded as a representation by the Company as to the actual financial results for the fourth quarter of the fiscal year 2020 or the fiscal year ended June 30, 2020.

About Super Micro Computer, Inc.
Supermicro (Nasdaq:SMCI), the leading innovator in high-performance, high-efficiency server and storage technology is a premier provider of advanced server Building Block Solutions® for Enterprise Data Center, Cloud Computing, Artificial Intelligence, and Edge Computing Systems worldwide. Supermicro is committed to protecting the environment through its “We Keep IT Green®” initiative and provides customers with the most energy-efficient, environmentally-friendly solutions available on the market.

Supermicro, Server Building Block Solutions, and We Keep IT Green are trademarks and/or registered trademarks of Super Micro Computer, Inc.

All other brands, names and trademarks are the property of their respective owners.

Investor Relations Contact:

James Kisner
Vice President, Investor Relations
(669) 284-1259
email: ir@supermicro.com

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
 (unaudited)

	June 30,	June 30,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$210,533	$248,164
Accounts receivable, net of allowances	403,745	393,624
Inventories	851,498	670,188
Prepaid expenses and other current assets	126,985	109,795
Total current assets	1,592,761	1,421,771
Investment in equity investee	2,703	1,701
Property, plant and equipment, net	233,785	207,337
Deferred income taxes, net	54,898	41,126
Other assets	34,499	10,659
Total assets	$1,918,646	$1,682,594
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$417,673	$360,470
Accrued liabilities	155,401	114,678
Income taxes payable	4,700	13,021
Short-term debt	23,704	23,647
Deferred revenue	106,157	94,153
Total current liabilities	707,635	605,969
Deferred revenue, non-current	97,612	109,266
Long-term debt	5,697	—
Other long-term liabilities	41,995	26,183
Total liabilities	852,939	741,418
Stockholders’ equity:

Common stock and Additional Paid In Capital	389,972	349,683
Treasury stock	(20,491)	(20,491)
Accumulated other comprehensive loss	(152)	(80)
Retained earnings	696,211	611,903
Total Super Micro Computer, Inc. stockholders’ equity	1,065,540	941,015
Noncontrolling interest	167	161
Total stockholders’ equity	1,065,707	941,176
Total liabilities and stockholders’ equity	$1,918,646	$1,682,594

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
 (unaudited)

	Three Months Ended June 30,		Years Ended June 30,
	2020	2019	2020	2019
Net sales	$896,126	$854,234	$3,339,281	$3,500,360
Cost of sales	772,609	722,200	2,813,071	3,004,838
Gross profit	123,517	132,034	526,210	495,522
Operating expenses:
Research and development	66,748	46,189	221,478	179,907
Sales and marketing	21,080	20,691	85,137	77,154
General and administrative	26,261	35,014	133,941	141,228
Total operating expenses	114,089	101,894	440,556	398,289
Income from operations	9,428	30,140	85,654	97,233
Other income (expense), net	(700)	(1,727)	1,410	(1,020)
Interest expense	(606)	(1,210)	(2,236)	(6,690)
Income before income tax	8,122	27,203	84,828	89,523
Income tax benefit (provision)	6,860	(4,344)	(2,922)	(14,884)
Share of income (loss) from equity investee, net of taxes	3,468	851	2,402	(2,721)
Net income	$18,450	$23,710	$84,308	$71,918
Net income per common share:
Basic	$0.35	$0.47	$1.65	$1.44
Diluted	$0.34	$0.46	$1.60	$1.39
Weighted-average shares used in calculation of net income per common share:
Basic	52,240	50,137	50,987	49,917
Diluted	54,218	51,975	52,838	51,716

Stock-based compensation is included in the following cost and expense categories by period (in thousands):

	Three Months Ended June 30,		Years Ended June 30,
	2020	2019	2020	2019
Cost of sales	$355	$407	$1,504	$1,663
Research and development	2,903	3,165	12,202	12,981
Sales and marketing	404	446	1,680	1,805
General and administrative	1,704	1,085	4,803	4,735
Stock-based compensation expense	$5,366	$5,103	$20,189	$21,184

SUPER MICRO COMPUTER, INC.
SELECTED CASH FLOW INFORMATION
(in thousands)
 (unaudited)

	Years Ended June 30,
	2020	2019
Net cash provided (used in) by operating activities	$(30,334)	$262,554
Net cash used in investing activities	(43,588)	(24,849)
Net cash provided (used in) financing activities	23,796	(95,828)
Effect of exchange rate fluctuations on cash	376	(119)
Net change in cash equivalents and restricted cash	(49,750)	141,758
Cash, cash equivalents and restricted cash at the beginning of the period	262,140	120,382
Cash, cash equivalents and restricted cash at the end of the period	$212,390	$262,140

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share amounts)
 (unaudited)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2020	2019	2020	2019
GAAP GROSS PROFIT	$123,517	$132,034	$526,210	$495,522
Stock-based compensation	355	407	1,504	1,663
One-time employee performance bonuses	1,201	—	4,072	—
Other expenses	39	—	39	—
Non-GAAP GROSS PROFIT	$125,112	$132,441	$531,825	$497,185

GAAP GROSS MARGIN	13.8%	15.5%	15.8%	14.2%
Stock-based compensation	0.0%	0.0%	0.0%	0.0%
One-time employee performance bonuses	0.2%	0.0%	0.1%	0.0%
Other expenses	0.0%	0.0%	0.0%	0.0%
Non-GAAP GROSS MARGIN	14.0%	15.5%	15.9%	14.2%

GAAP OPERATING EXPENSES	$114,089	$101,894	$440,556	$398,289
Stock-based compensation	(5,011)	(4,696)	(18,685)	(19,521)
Legal settlement costs	—	—	(17,500)	—
One-time employee performance bonuses	(16,224)	—	(23,682)	—
Other expenses	(638)	—	(638)	—
Controls remediation	(1,004)	(10,364)	(13,863)	(56,917)
Non-GAAP OPERATING EXPENSES	$91,212	$86,834	$366,188	$321,851

GAAP INCOME FROM OPERATIONS	$9,428	$30,140	$85,654	$97,233
Stock-based compensation	5,366	5,103	20,189	21,184
Legal settlement costs	—	—	17,500	—
One-time employee performance bonuses	17,425	—	27,754	—
Other expenses	677	—	677	—
Controls remediation	1,004	10,364	13,863	56,917
Non-GAAP INCOME FROM OPERATIONS	$33,900	$45,607	$165,637	$175,334

GAAP NET INCOME	$18,450	$23,710	84,308	$71,918
Stock-based compensation	5,366	5,103	20,189	21,184
Legal settlement costs	—	—	17,500	—
One-time employee performance bonuses	17,425	—	27,754	—
Other expenses	677	—	677	—
Controls remediation	1,004	10,364	13,863	56,917
Impairment of investment	—	2,000	—	2,661
Adjustments to tax provision	(5,101)	(4,133)	(13,969)	(19,110)
Non-GAAP NET INCOME	$37,821	$37,044	$150,322	$133,570

GAAP NET INCOME PER COMMON SHARE – BASIC	$0.35	$0.47	$1.65	$1.44
Impact of Non-GAAP adjustments	0.37	0.27	1.30	1.24
Non-GAAP NET INCOME PER COMMON SHARE – BASIC	$0.72	$0.74	$2.95	$2.68

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share amounts)
 (unaudited)

GAAP NET INCOME PER COMMON SHARE – DILUTED	$0.34	$0.46	$1.60	$1.39
Impact of Non-GAAP adjustments	0.34	0.23	1.17	1.12
Non-GAAP NET INCOME PER COMMON SHARE – DILUTED	$0.68	$0.69	$2.77	$2.51

WEIGHTED-AVERAGE SHARES USED IN COMPUTING NET INCOME PER COMMON SHARE

BASIC – GAAP	52,240	50,137	50,987	49,917
BASIC – Non-GAAP	52,240	50,137	50,987	49,917

DILUTED – GAAP	54,218	51,975	52,838	51,716
DILUTED – Non-GAAP	55,595	53,431	54,317	53,127